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                                                                    Exhibit 23.3

                                    CONSENT


       We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 to be filed by Bionx Implants, Inc. with the Securities and Exchange Commission.


                                      KENYON & KENYON


                                      By:  /s/ Richard Mayer
                                         ------------------------


Dated:  February 25, 1997